UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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the Securities Exchange Act of 1934

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Illumina, Inc.
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Illumina
2013 Proxy Roadshow
May 16 - 17, 2013
© 2013 Illumina, Inc. All rights reserved.
Illumina, IlluminaDx, BaseSpace, BeadArray, BeadXpress, cBot, CSPro, DASL, DesignStudio, Eco, GAIIx, Genetic Energy, Genome Analyzer, GenomeStudio, GoldenGate, HiScan, HiSeq, Infinium,
iSelect, MiSeq, Nextera, NuPCR, SeqMonitor, Solexa, TruSeq, TruSight, VeraCode, the pumpkin orange color, and the Genetic Energy streaming bases design are trademarks or registered trademarks of Illumina, Inc. All other brands and names contained herein are the property of their respective owners.

Safe Harbor Statement

This communication may contain statements that are forward-looking.  Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.  Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are (i) our ability to develop and commercialize further our sequencing, array,
PCR, diagnostics, and consumables technologies and to deploy new products and applications, and expand the markets, for our technology platforms, (ii) our ability to manufacture robust instrumentation and consumables, (iii) significant uncertainty concerning government and academic research funding worldwide as governments in the United States and Europe, in particular, focus on reducing fiscal deficits while at the same time confronting slowing economic growth, and (iv) other factors detailed in our filings with the U.S. Securities and Exchange Commission (“SEC”), including our most recent filings on Forms 10-K and 10-
Q, or in information disclosed in public conference calls, the date and time of which are released beforehand.  Illumina undertakes no obligation, and does not intend, to update these forward-looking statements.

Requests an amendment to our 2005 Stock and Incentive Plan:
Illumina’s Board of Directors Recommends a Yes Vote:
Illumina Investor Presentation
Executive Summary of Proposal 4
We must attract, retain, and motivate high-performers in order to generate long-term shareholder value
We use equity compensation to align employee and shareholder interests
We have a disciplined annual share granting practice to limit dilution
We proactively manage our outstanding shares through equity repurchases
Authorize an additional 5 million shares to the plan
Extend the term of the Plan to June 28, 2016
Additional shares are expected to last three years

2012 Revenue of $1.15 billion
Guidance of 15% revenue growth in 2013
Over 2,400 employees globally; headquartered in San Diego, CA
Recognized leader in next-generation sequencing
>90% of the world’s sequencing data generated using Illumina platforms
Recognized leader in microarrays with ~80% market share in DNA genotyping
Strong diagnostic effort in reproductive health and cancer
Unmatched history of innovation and strong R&D pipeline
Who is Illumina?
Worldwide Leader in Genomic Analysis
1.  Revenue guidance given via press release and 8-K on January 28, 2013; guidance was not reaffirmed or updated post Q1’13 financial results

1

Illumina’s Markets 2013
Over $12 Billion Opportunity
Improve human health by
unlocking the power of the genome
Consumer
Markets
Life Science
Research
~$4B
Applied
Markets
~$1B
Clinical &
Translational
~$6B
Reproductive
Health
~$1B
>$50M

Illumina’s Equity Compensation Philosophy
Program is Based on Guiding Principles
Equity Compensation:
Used to attract, retain and motivate new and
existing employees
Aligns employee and stockholder interests
Granted to our highest performing employees
and senior executives to generate long-term
shareholder value

7 Share Balance by Year 5 Million Shares Will Fund Program for 3 Years Available Shares to Grant (M) Evergreen expired in 2010 0 2,500 5,000 2008 2009 2010 2011 2012 7,500

Net Grants by Year Net Grant Levels Have Been Stable While the Number of Employees has Grown 2,500 2,000 1,500 1,000 500 0 2008 2009 2010 2011 2012 Net Grants (M) Employees 8

Gross Burn Rate
Disciplined Annual Share Granting Practice
Our net burn rate averaged ~3.0% over the last five years
Gross Burn Rate (%)
4.8%
3.4%
3.8%
4.0%
3.4%
1.5%
3.0%
4.5%
2008 2009 2010 2011 2012
0.0%

Outstanding Options
Employee Interests are Closely Aligned with Non-Employee Shareholders
Employees are holding more than 6 million in the money options at a weighted average price of $24.49
Outstanding Options by
Expiry Date
Outstanding Options by
Strike Price
1. Includes options being held by the Board of Directors as of December 30, 2012
2. Includes options granted under the 2005 Stock and Incentive Plan, New Hire Stock and Incentive Plan, and the Solexa plan
1,200
1,000
800
600
400
200
-
$5 $10 $15 $20 $25 $30 $35 $40 $45 $50 $55 $60 $65 $70 $75 $80
Exercisable Unvested
-
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Exercisable Unvested

1

Repurchased  Shares (M)
Capital Deployment Strategy for Long-Term Growth
Equity Buybacks Partially Offset Dilution from Shares Granted
Equity Repurchases
$250 million authorization; ~$140 million remaining
Committed to returning cash to shareholders
Expanded sales force
Infrastructure investments; ERP and customer
supply improvement programs
Clinical and diagnostic infrastructure
Invest for Growth
Technology and Diagnostic Acquisitions
BlueGnome:  IVF, Cancer and Cytogenetics
Verinata Health:  Non-invasive Prenatal Testing
1. Repurchased shares exclude 4.9 million shares repurchased in tandem with the issuance of the 2016 convertible bond
1
6
4
2
0
3.1
6.1
0.8
4.3
1.9
2008 2009 2010 2011 2012

Leading Talent Brings Superior Revenue & EPS Growth
2013 Guidance is for 15% Revenue Growth¹
Revenue CAGR: 19%
EPS CAGR : 24%
1.  Revenue guidance given via press release and 8-K on January 28, 2013; guidance was not reaffirmed or updated post Q1’13 financial results
2.  Non-GAAP Diluted EPS
$0.00
$0.40
$0.80
$1.20
$1.60
$400
$800
$1,200
2008 2009 2010 2011 2012
Revenue ($M) non -GAAP EPS
$0
2

Five-Year Stock Performance
Compensation Philosophy and Execution Delivers Superior Shareholder Value
HiSeq 2000 and Genome
Analyzer IIe Launched
HiScanSQ Begins Shipping
iScan Launched
Eco Real-Time  PCR
System Launched
Epicentre Acquisition
MiSeq & BaseSpace Launched
HiSeq 2500 Announced
0%
50%
100%
150%
200%
250%
300%
ILMN S&P 500 Life Sciences
188%
109%
121%
1.
Stock performance as defined by total return to shareholders
2.
Life Sciences return is an average of total shareholder return of A, AFFX, BRKR, DHR, HOLX, LIFE, PKI, QGEN, SIAL, TECH, TMO and WAT

Financial
Guidance
Financial Outlook
Illumina Will Continue to Deliver Strong Growth for the Foreseeable Future
2013
Revenue: 15% YoY Growth
Gross Margin: ~ 70%
Non-GAAP EPS : $1.55 - $1.62
ETR%: 31%
Stock Based Compensation
Expense: $115M
Shares Outstanding: ~134M
1.  Revenue guidance given via press release and 8-K on January 28, 2013; guidance was not reaffirmed or updated post Q1’13 financial results
2.  Non-GAAP EPS guidance includes stock based compensation
Future
Growth
Drivers
2014 and Beyond
Key Target Markets:
– Clinical & Translational: $6B
– Life sciences: $4B
– Reproductive Health: $1B
– Applied markets: $1B
– Consumer:  $50M
Reproductive Health Diagnostics:
– 1.2 – 1.5M IVF cycles annually
– 500 – 750K high risk pregnancies
in the U.S. alone
– Carrier screening, CF assay and
MiSeq DX platform
2
1

Illumina’s Board of Directors  Recommends a Yes Vote on Proposal 4
Conclusion

We use equity compensation to align employee and shareholder interests
We have a disciplined annual share granting practice
We have a strong track record of performance stemming from our overall strategic plan, including equity compensation
We have a robust equity repurchase plan and intend to continue repurchases over the life of our 2005 Stock and Incentive Plan

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